UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 16, 2025

SURO CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Maryland	1-35156	27-4443543
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

640 Fifth Avenue

12th Floor

New York, NY 10019

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 931-6331

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	SSSS	Nasdaq Global Select Market
6.00% Notes due 2026	SSSSL	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 2.02.	Results of Operations and Financial Condition.

On January 16, 2025, SuRo Capital Corp. (“SuRo Capital” or the “Company”) issued a press release containing preliminary estimates of its results for the fourth quarter and fiscal year ended December 31, 2024 (the “Press Release”). A copy of the Press Release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 2.02 by reference.

The information disclosed under this Item 2.02, including the information set forth in Exhibit 99.1 hereto, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 16, 2025, the Company issued an additional $5.0 million aggregate principal amount of its 6.50% Convertible Notes due 2029 (the “New Convertible Notes”) pursuant to the Notes Purchase Agreement, dated August 6, 2024 (the “Notes Purchase Agreement”), among the Company and the purchaser identified therein (the “Purchaser”). The New Convertible Notes were issued as additional notes under the Notes Purchase Agreement, pursuant to which, on August 14, 2024 and October 9, 2024, the Company issued, and the Purchaser purchased, $25.0 million and $5.0 million, respectively, in aggregate principal amount of the Company’s 6.50% Convertible Notes due 2029 (the “Existing Convertible Notes” and together with the New Convertible Notes, the “Convertible Notes”).

The New Convertible Notes are being treated as a single series with the Existing Convertible Notes and have the same terms as the Existing Convertible Notes. The New Convertible Notes are fungible and rank equally with the Existing Convertible Notes. Upon issuance of the New Convertible Notes, the outstanding aggregate principal amount of the Company’s Convertible Notes became $35.0 million.

Interest on the Convertible Notes is paid quarterly in arrears on March 30, June 30, September 30, and December 30, at a rate of 6.50% per year. The Convertible Notes will mature on August 14, 2029 and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after August 6, 2027 upon the fulfillment of certain conditions. The Convertible Notes will be convertible into shares of the Company’s common stock at the Purchaser’s sole discretion at an initial conversion rate of 129.0323 shares of common stock per $1,000 principal amount of the Convertible Notes, subject to adjustment as provided in the Notes Purchase Agreement.

The net proceeds from the offering of the New Convertible Notes will be used to repay outstanding indebtedness, make investments in accordance with the Company’s investment objective and investment strategy, and for other general corporate purposes. The Notes Purchase Agreement includes customary representations, warranties, and covenants by the Company.

The foregoing description above does not purport to be complete and is qualified in its entirety by reference to the copy of the Notes Purchase Agreement, which is filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 8, 2024 and incorporated by reference herein.

Item 8.01.	Other Events.

Preliminary Estimates and Investment Portfolio Update

On January 16, 2025, the Company disclosed the following information in the Press Release.

Preliminary Estimates of Results for the Quarter and Fiscal Year Ended December 31, 2024

As previously reported, SuRo Capital’s net assets totaled approximately $157.4 million, or $6.73 per share, at September 30, 2024, and approximately $203.4 million, or $7.99 per share, at December 31, 2023. As of December 31, 2024, SuRo Capital’s net asset value is estimated to be between $6.50 and $7.00 per share.

As of December 31, 2024, there were 23,601,566 shares of the Company’s common stock outstanding.

Investment Portfolio Update

As of December 31, 2024, the Company held positions in 37 portfolio companies – 33 privately held and 4 publicly held, some of which may be subject to certain lock-up provisions.

During the three months ended December 31, 2024, the Company made the following investments:

Portfolio Company	Investment	Transaction Date	Amount(1)
CoreWeave, Inc.	Series A Preferred Shares	10/8/2024	$5.0 million
IH10, LLC(2)	Membership Interest	10/9/2024	$12.0 million

(1)	Amount invested does not include any capitalized costs or prepaid management fees or fund expenses, if applicable.
(2)	IH10, LLC’s sole portfolio asset is interest in Series B Preferred Shares of VAST Data, Ltd. through a special purpose vehicle.

During the three months ended December 31, 2024, the Company exited or received proceeds from the following investments:

Portfolio Company	Transaction Date	Quantity	Average Net Share Price(1)	Net Proceeds	Realized Gain
Oklo, Inc.	11/15/2024	239,300	$21.14	$5.1 million	$4.8 million
PSQ Holdings, Inc. (d/b/a PublicSquare) - Public Common Shares(2)	Various	1,616,187	$3.28	$5.3 million	$4.0 million
PSQ Holdings, Inc. (d/b/a PublicSquare) - Public Warrants(3)	Various	500,000	$1.08	$0.5 million	$0.3 million
Forge Global, Inc.(4)	Various	125,000	$1.03	$0.1 million	<$0.1 million
True Global Ventures 4 Plus Pte Ltd	12/23/2024	N/A	N/A	$0.1 million	$--

(1)	The average net share price is the net share price realized after deducting all commissions and fees on the sale(s), if applicable.
(2)	As of December 3, 2024, SuRo Capital had sold its remaining PSQ Holdings, Inc. (d/b/a PublicSquare) public common shares.
(3)	As of December 31, 2024, SuRo Capital held 1,796,037 remaining PSQ Holdings, Inc. (d/b/a PublicSquare) public warrants.
(4)	As of December 31, 2024, SuRo Capital held 1,020,875 remaining Forge Global, Inc. public common shares.

Preliminary Estimates and Guidance

The preliminary financial estimates provided herein are unaudited and have been prepared by, and are the responsibility of, the management of the Company. Neither the Company’s independent registered public accounting firm, nor any other independent accountants, have audited, reviewed, compiled, or performed any procedures with respect to the preliminary financial data included herein. Actual results may differ materially.

The Company expects to announce its fourth quarter and fiscal year ended December 31, 2024 results in March 2025.

Forward-Looking Statements

Statements included herein, including statements regarding the Company’s beliefs, expectations, intentions, or strategies for the future, may constitute “forward-looking statements.” The Company cautions that any forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements. All forward-looking statements involve a number of risks and uncertainties, including the impact of any market volatility that may be detrimental to our business, our portfolio companies, our industry, and the global economy, that could cause actual results to differ materially from the plans, intentions, and expectations reflected in or suggested by the forward-looking statements. Risk factors, cautionary statements, and other conditions which could cause the Company’s actual results to differ from management's current expectations, are contained in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
Exhibit 4.1	Notes Purchase Agreement, dated August 6, 2024, by and between the Registrant and the purchaser party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed on August 8, 2024).
Exhibit 99.1	Press Release dated January 16, 2025*
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* The press release attached hereto as Exhibit 99.1 is “furnished” and not “filed,” as described in Item 2.02 of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2025	SURO CAPITAL CORP.

	By:	/s/ Allison Green
Allison Green
Chief Financial Officer, Chief Compliance Officer, Treasurer and Corporate Secretary